UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 25, 2026
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DXC TECHNOLOGY COMPANY
(Exact name of registrant as specified in its charter)
 ______________________________________________________________________________

Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20408 Bashan Drive, Suite 231
Ashburn, Virginia 20147
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (703) 972-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DXC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of President, Global Infrastructure Services

On July 25, 2026, Mr. Chris Drumgoole notified DXC Technology Company (the “Company”) of his decision to resign as President, Global Infrastructure Services, effective July 30, 2026. Mr. Drumgoole’s decision to resign was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. No separation or compensatory arrangements have been entered into in connection with Mr. Drumgoole's resignation.

Appointment of President, DXC

On July 30, 2026, the Company announced that it has appointed Paul J. Taylor to serve as President, DXC effective
August 10, 2026.

Mr. Taylor, age 55, brings more than 25 years of leadership experience across technology, financial services, and investment management. He most recently served as Chief Executive Officer of HUB Platform Technology Partner Ltd., a technology-enabled operating platform for the asset management industry, from June 2021 through May 2026. Prior to that, Mr. Taylor served as a Partner at IHS Markit from March 2015 through June 2021. Earlier in his career, Mr. Taylor was Chief Executive Officer and Partner of Eclectica Asset Management.

In connection with Mr. Taylor’s appointment as President, DXC, Mr. Taylor will receive compensation that includes an annual base salary of £769,820 (derived from a U.S. dollar base salary of $1,000,000) and annual bonus eligibility with a target amount of 200% of base salary. Mr. Taylor will also be eligible to receive equity awards each fiscal year with an initial target value equal to 900% of base salary. Mr. Taylor will receive a prorated long-term incentive award for fiscal year 2027 based on his start date. In addition, Mr. Taylor will receive a one-time inducement equity award with a grant-date value of $3.75 million, designed to bridge the difference between the prorated fiscal year 2027 long-term incentive award and a full-year target long-term incentive opportunity. Forty percent of the inducement award will be granted in the form of restricted stock units ("RSUs"), vesting in three equal annual installments on the first three anniversaries of the grant date, subject to continued employment. Sixty percent of the inducement award will be granted in the form of performance-based restricted stock units ("PSUs"). The terms and conditions of the prorated fiscal year 2027 long-term incentive award and the inducement award comprising RSUs and PSUs will generally be consistent with those applicable to the fiscal year 2027 equity awards granted to the Company's other senior executive officers. In the event of a termination without Cause by the Company prior to the full vesting of the prorated fiscal year 2027 long-term incentive award and the inducement award, Mr. Taylor will receive prorated accelerated vesting of the RSUs and prorated continuation of the PSUs, with the prorated PSUs vesting based on actual performance following completion of the performance period. Mr. Taylor will also be eligible to participate in employee benefit plans and programs maintained by the Company, including the Company’s Severance Plan for Senior Management and Key Employees and will receive certain additional benefits customary for United Kingdom-based executives as well as certain additional benefits appropriate to the seniority of his role.

The foregoing description of Mr. Taylor's compensation arrangements is qualified in its entirety by reference to the employment agreement between the Company and Mr. Taylor, which the Company expects to file as an exhibit to a future periodic report.

Item 7.01 Regulation FD Disclosure.

On July 30, 2026, the Company issued a press release in connection with the appointment of Mr. Taylor and the resignation of Mr. Drumgoole. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This information provided under this Item 7.01, including Exhibit 99.1, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

All statements in this Item 7.01 that do not directly and exclusively relate to historical facts constitute “forward-looking statements.” These statements represent the Company’s intentions, plans, expectations and beliefs, and are subject to risks, uncertainties and other factors many of which are outside the Company’s control. These factors could cause actual results to differ materially from such forward-looking statements. For a written description of these factors, see the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026, and any subsequent report filed with the SEC. The Company disclaims any intention or obligation to update these forward-looking statements whether as a result of subsequent event or otherwise, except as required by law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued on July 30, 2026.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated:	July 30, 2026	By:	/s/ Matthew Fawcett
		Name:	Matthew Fawcett
		Title:	Executive Vice President, General Counsel and Secretary